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                                                                   EXHIBIT 10.21

                              INVESTORS' AGREEMENT


         THIS AGREEMENT, effective as of this 23rd day of February, 1996, is made by and among LAURENT MARTINEAU, CLAUDE MARTINEAU, PIERRE-ANDRE DUBREUIL, BERTRAND RENAUD, individual residents of France, SEAFORTH LYLE, an individual resident of the United States, ABR EUROPE S.A. and A.D.I.S.A., corporations formed under the laws of France (individually and collectively referred to as "Sellers"), FACTORY AUTOMATION & COMPUTER TECHNOLOGIES, INC., a corporation formed under the laws of the State of New York ("Buyer") and WARBURG, PINCUS INVESTORS, L.P., a Delaware limited partnership ("Warburg").

         In consideration of the mutual promises, representations, warranties and conditions set forth in this Agreement, Sellers and Buyer mutually agree as follows:

                  ARTICLE I.        DEFINITIONS.

         Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Stock Purchase Agreement (the "Purchase Agreement"), executed contemporaneously herewith, among Sellers and Buyer.

                  ARTICLE II.       INVESTMENT REPRESENTATIONS.

         (a) Each Seller, except Seaforth Lyle, represents and warrants to Buyer that such Seller is not a U.S. person and is not acquiring the Buyer Shares for the account or benefit of any U.S. person.

         (b) Seaforth Lyle represents and warrants to Buyer that he is a U.S. resident and is not acquiring the Buyer Shares for the account or benefit of any other U.S. person.

         (c) Each Seller represents and warrants to Buyer that such Seller is acquiring the Buyer Shares for investment purposes only and for such Seller's own account (i.e., with the intent of holding the Buyer Shares for investment and without the intent of participating directly or indirectly in a distribution of such Buyer Shares). By execution of this Agreement, each Seller represents and warrants to Buyer that such Seller has no agreement, contract or understanding with any person or entity to sell, transfer, or grant rights in any of the Buyer Shares.

         (d) Each Seller acknowledges and agrees that the Buyer Shares to be acquired by such Seller may not be offered for sale, hypothecated, sold, transferred or otherwise disposed of, unless such shares are transferred (i) in accordance with Regulation S of the Securities Act of 1933 (the "Securities Act"), (ii) pursuant to registration under the Securities Act, or (iii) pursuant to an available exemption from registration.

         (e) Each Seller represents and warrants to Buyer that such Seller has such knowledge, skill and experience in business and financial matters, based on actual participation, that such Seller is capable of evaluating the merits and risks of such investment in Buyer and the suitability thereof as an investment for such Seller, has sufficient net worth to sustain a loss of all

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of such Seller's interest in the Buyer Shares, without economic hardship if such a loss should occur and can bear the economic risk of such Seller's investment in Buyer Shares, understands that an investment in the Buyer Shares is speculative and involves a high degree of risk of loss by such Seller, has received such documents and information as such Seller has requested and has had an opportunity to ask questions of and receive satisfactory answers from Buyer concerning the terms and conditions of the investment in the Buyer Shares contemplated under the Purchase Agreement, and based thereon believes that it can make an informed investment decision, and as not formed for the specific purpose of making an investment in the Buyer Shares.

         (f) Each Seller represents and warrants that such Seller understands that such Seller must bear the economic risk of such Seller's investment in the Buyer Shares for an indefinite period of time because the Buyer Shares are not registered under the Securities Act or any state securities laws and may not be sold unless subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is available. Each Seller agrees that such Seller will not attempt to pledge, transfer, convey or otherwise dispose of such Seller's Buyer Shares, except in a transaction that is the subject of either (i) an effective registration statement under the Securities Act and any applicable state securities laws, or (ii) an opinion of counsel, which opinion and counsel shall be satisfactory Buyer, to the effect that such registration is not required. Buyer may rely on such an opinion of counsel in making such determination. Each Seller understands that no public market now exists, or may ever exist, for the Buyer Shares.

         (g) Each Seller acknowledges that it has had the opportunity to ask questions of Buyer's officers with respect to the terms and conditions of the offering of the Buyer Shares and the business and financial condition of Buyer.

                  ARTICLE III.      RESTRICTIVE LEGEND AND NOTICE OF PROPOSED
                                    TRANSFER.

         (a) Restrictive Legend. Each certificate representing the Buyer Shares and each certificate issued upon exchange or transfer of the Buyer Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAW OR THE SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT"). THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, NOR WILL ANY ASSIGNEE OR TRANSFEREE THEREOF BE RECOGNIZED BY THE CORPORATION AS HAVING ANY INTEREST IN SUCH SHARES, UNLESS SUCH SHARES ARE TRANSFERRED IN ACCORDANCE WITH REGULATION S OF THE FEDERAL ACT OR ARE THE SUBJECT OF (I) AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES UNDER THE FEDERAL ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (II) AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT THE TRANSACTION BY WHICH SUCH SHARES WILL BE OFFERED FOR SALE, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IS EXEMPT FROM THE

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REGISTRATION REQUIREMENTS OF SUCH ACTS OR IS OTHERWISE IN COMPLIANCE WITH THE
REGISTRATION REQUIREMENTS OF SUCH ACTS."

         (b) Notice of Proposed Transfer. Prior to any proposed transfer of any Buyer Shares by any Seller, such Holder (as hereinafter defined) thereof shall give written notice to Buyer of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by Buyer, shall be accompanied by an opinion of counsel reasonably satisfactory to Buyer to the effect that the proposed transfer of the Buyer Shares may be effected without registration under the Securities Act or under any applicable blue sky or state securities laws, whereupon the Holder of such shares shall be entitled to transfer such Buyer Shares in accordance with the terms of its notice; provided, however, that Buyer agrees not to request such an opinion of counsel for a transfer by any Seller to an "affiliate" of such Seller so long as such transferee makes representations and warranties to Buyer substantially in the form of those contained in Article II hereof. The term "affiliate" shall have the meaning set forth in the rules and regulations promulgated under the Securities Act. Each certificate for Buyer Shares transferred as above provided shall bear the legend set forth in Article III, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of Buyer) would be entitled to transfer such securities in a public sale without registration under the Securities Act. For purposes of this Article III, the term "Holder" shall mean any holder of shares of Buyer Shares.

                  ARTICLE IV.       RIGHT OF FIRST REFUSAL.

         Each Seller agrees that such Seller will not, directly or indirectly, transfer any of the Buyer Shares owned by such Seller unless in each such instance such Seller shall have first made the offers to sell to Buyer and Warburg contemplated by this Article IV, and such offers shall not have been accepted. Notwithstanding the foregoing, the provisions of this Article IV shall not apply to a transfer of Buyer Shares by a Seller to any member of such Seller's immediate family, provided that such transferee agrees, in writing, to be bound by the provisions of this Agreement as if he or she were such Seller.

         (a) Offer Transfer. Copies of each Seller's offer to transfer shall be given to Buyer and to Warburg and shall consist of an offer to sell to Buyer or, failing its election to purchase, then an offer to sell to Warburg, all of the shares then proposed to be transferred by such Seller (the "Subject Shares") pursuant to a bona fide offer of a third party, the name and address of the prospective third party transferee, the number of shares involved in the proposed transfer, and terms of such transfer. If Buyer shall not elect to purchase the Subject Shares or is legally unable to do so, Buyer shall forthwith so notify Warburg, whereupon Warburg shall have the right to purchase such Subject Shares.

         (b) Acceptance of Offer. Within 10 business days after the receipt of the offer described in subsection (a) above, Buyer may, at its option, elect to purchase all, but not less than all, of the Subject Shares. Buyer shall exercise such option by giving notice thereof to a Seller and to Warburg within such 10 business day period. In the event that Buyer does not exercise its option to purchase, Warburg may exercise its option to purchase by giving notice thereof to a Seller and to Buyer within 10 business days after receipt of notice from Buyer in accordance

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with subsection (a) above to the effect that Buyer did not exercise its option to purchase. In either event, the notice required to be given by the purchasing party shall specify a date for the closing of the purchase which shall not be more than 20 business days after the date of the giving of such notice or within 20 business days after the conclusion of an appraisal procedure conducted pursuant to subsection (e) below.

         (c) Purchase Price. The purchase price per share for the Subject Shares shall be the price per share offered to be paid by the prospective transferee described in the offer, which price shall be paid in cash or, if so provided in the offer of the prospective transferee, cash plus deferred payments of cash, in the same proportions, and with the same terms of deferred payment, as therein set forth.

         (d) Consideration Other Than Cash. If the offer of Subject Shares under this Article IV is for consideration other than cash or cash plus deferred payments of cash, Warburg or Buyer shall pay the cash equivalent of such other consideration. If a Seller and Warburg or Buyer cannot agree on the amount of such cash equivalent within 10 business days after the beginning of the 20 business day period under subsection (b), any of such parties may, by 3 business days' written notice to the other, initiate appraisal proceedings under subsection (e) for determination of the cash equivalent. Buyer or Warburg may give notice to a Seller revoking an election to purchase the Subject Shares within 10 days after determination of the appraised value, if it chooses not to purchase the Subject Shares. The other purchasing party shall then have 10 business days in which to elect to purchase the Subject Shares not purchased because of such revocation.

         (e) Appraisal Procedure. If any party shall initiate an appraisal procedure to determine the amount of the cash equivalent of any consideration for Subject Shares under subsection (d), then the Seller, on the one hand, and Buyer or Warburg, on the other hand, shall each promptly appoint as an appraiser an individual who shall be a member of a nationally recognized investment banking firm. Each appraiser shall, within 20 business days of appointment, separately investigate the value of the consideration for the Subject Shares as of the proposed transfer date and shall submit a notice of an appraisal of that value to each party. Each appraiser shall be instructed to determine such value by taking into account reasonably quantifiable tax benefits, if any, to the Seller associated with such Seller receiving other consideration rather than cash. If the appraised values of such consideration (the "Earlier Appraisals") vary by less than 10%, the average of the two appraisals on a per share basis shall be controlling as the amount of the cash equivalent. If the appraised values vary by more than 10%, the appraisers, within 10 business days of the submission of the last appraisal, shall appoint a third appraiser who shall be member of a nationally recognized investment banking firm. The third appraiser shall, within 20 business days of his appointment, appraise the value of the consideration for the Subject Shares as of the proposed transfer date and submit notice of his appraisal to each party. The value determined by the third appraiser shall be controlling as the amount of the cash equivalent unless that value is greater than the two Earlier Appraisals, in which case the higher of the two Earlier Appraisals will control. If the value determined by the third appraiser is less than the two Earlier Appraisals, the lower of the two Earlier Appraisals will control. If any party fails to appoint an appraiser or if one of the two initial appraisers fails after appointment to submit his appraisal within the required period, the appraisal submitted by the remaining appraiser shall be controlling. The cost of the first appraisal initiated under

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subsection (d) with respect to any Seller shall be paid by Buyer. Thereafter, the cost of any such appraisals shall be shared one-half by the Seller and one-half by Warburg or Buyer depending on who initiated the appraisal procedure.

         (f) Closing of Purchase. The closing of the purchase shall take place on the closing date stated in the purchase notice pursuant to subsection
(b) hereof, at the office of Buyer or such other location or date as shall be mutually agreeable and the purchase price, to the extent comprised of cash, shall be paid at the closing, and cash equivalents and documents evidencing any deferred payments of cash permitted pursuant to subsection (c) above shall be delivered at the closing. At the closing, a Seller shall deliver to the purchaser of the Subject Shares the certificates evidencing the Subject Shares to be conveyed, duly endorsed or accompanied by a duly executed separate stock power.

         (g) Release from Restriction; Termination of Rights. If the offer to sell is neither accepted by Buyer nor by Warburg, or if the closing fails to take place in accordance with subsection (f) above by the closing date stated in the purchase notice, unless otherwise agreed to by the Seller and the party that gave notice of its intention to purchase the Subject Shares, the Seller may make a bona fide transfer to the prospective transferee named in the statement attached to the offer in accordance with the agreed-upon terms of such transfer, provided, that (i) such transfer shall be made only in strict accordance with the terms therein stated and (ii) the transferee agrees, in writing, to be bound by the provisions of this Agreement as if he or it were such Seller. However, if the Seller shall fails to make such transfer within 45 business days following the expiration of the time hereinabove provided for the election to purchase, such shares shall again become subject to all the restrictions of this Article IV.

                  ARTICLE V.        TAGALONG RIGHT OF SELLERS.

         In the event that Warburg proposes to transfer all or any part of its shares of common stock of Buyer or shares of Buyer convertible into common stock of Buyer (as part of a single transaction of a series of related transactions) to any person other than an affiliate of Warburg (a "Tagalong Transaction"), the Tagalong Transaction shall not be permitted hereunder unless the proposed transferee (a "Tagalong Purchaser") offers to purchase Sellers' pro rata share of Buyer Shares at the same price and on the same terms and conditions as the Tagalong Purchaser has offered to Warburg. Prior to effecting any Tagalong Transaction, Warburg shall deliver to Sellers a binding irrevocable offer (the "Tagalong Offer") by the Tagalong Purchaser to purchase Sellers' pro rata share of Buyer Shares at the same price and on the same terms and conditions as the Tagalong Purchaser has offered to Warburg. The Tagalong Offer shall be irrevocable for a period (the "Tagalong Period") ending on the tenth business day following the date the Tagalong Offer is delivered to Sellers. At any time during the Tagalong Period, Sellers may accept the Tagalong Offer by giving written notice to the Tagalong Purchaser.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf on the date and year first above written.



                                BUYER:

                                FACTORY AUTOMATION & COMPUTER
                                TECHNOLOGIES, INC.


                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------


                                SELLERS:

                                FACTORY AUTOMATION & COMPUTER
                                TECHNOLOGIES, INC.

                                ------------------------------------------------
                                Laurent Martineau


                                Claude Martineau


                                ------------------------------------------------
                                Claude Martineau, by: Laurent Martineau, as
                                attorney-in-fact pursuant to a Power of
                                Attorney dated February 27, 1996



                                Pierre-Andre Dubreuil


                                ------------------------------------------------
                                Pierre-Andre Dubreuil, by: Laurent Martineau, as attorney-in-fact pursuant to a Power of Attorney dated February 27, 1996


                                ------------------------------------------------
                                Seaforth Lyle

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                                Bertrand Renaud


                                ------------------------------------------------
                                Bertrand Renaud, by: Laurent Martineau, as
                                attorney-in-fact pursuant to a Power of Attorney dated February 27, 1996


                                ABR Europe S.A.



                                ------------------------------------------------
                                By: Laurent Martineau, as attorney-in-fact
                                pursuant to a Power of Attorney dated February 27, 1996


                                A.D.I.S.A.



                                ------------------------------------------------
                                B: Laurent Martineau, as attorney-in-fact pursuant to a Power of Attorney dated February 27, 1996



                               WARBURG:

                               WARBURG, FINCUS INVESTORS, L.P.


                               By:
                                  ----------------------------------------------

                               By:
                                  ----------------------------------------------

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